                                                                    May 1, 2002
[PHOTO]

Dear Shareholder:

  The net asset value of the Zweig Total Return Fund, Inc. declined 0.8% for the three months ended March 31, 2002, including the $0.164 in reinvested distributions. Consistent with our policy of seeking to minimize risks, while earning reasonable returns, the Fund's average overall exposure was approximately 76%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.052 payable on May 28, 2002, to shareholders of record on May 13, 2002. The value of a distribution depends on the exact net asset value at the time of declaration. For the May distribution, 0.83% of the Fund's net asset value was equivalent to $0.052 per share. Including this distribution, the Fund's payout since its inception is now $11.686.


                                MARKET OUTLOOK

  Our bond exposure on March 31, 2002, was 34% compared with 40% at year-end. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 40%, we are at approximately 54% of a full position.

  The first quarter was a volatile period for bonds and interest rates. January was marked by a rally in bond prices, with yields falling in response to concerns that the economy would stay weak and corporate profits would be muted. Slowly, the tide began to turn as economic data showed strength for February. While some economists related the stronger-than-expected figures to the unseasonably warm winter, the evidence was undeniable by March. The economy was much stronger than the bond market had been discounting, and yields rose substantially in late February.

  The 30-year Treasury bond rose by nearly 50 basis points ( 1/2%), while front-end maturities, such as the two-year note, rose by over 80 basis points. With the economic outlook much more positive and the possibility of a tighter Fed somewhere on the horizon, bond prices have found a new and lower level for now.

  Our equity exposure was 34% on March 31, 2002, compared with 35% at year-end. At the current figure, we are at approximately 91% of a full position.

  The Dow Jones Industrial Average rose 3.8% in the first quarter, while the Nasdaq Composite Index dropped 5.3%. It was a very selective market. The Nasdaq is dominated by technology, and there were a lot of technology problems. Since the end of the first quarter, the Nasdaq has been even worse. It's not easy to make a case that technology stocks are cheap. I am not saying that some can't go up, but it has just been really tough. The Dow is a much narrower group, but here, too, there have been problems. Recently, two big Dow components--General Electric and IBM--have had accounting and other worries. So, it's not easy going for the Dow either.

  The Fed held interest rates steady in March, saying it viewed the risks to the economy evenly balanced between sustained weakness and growth so strong, it could ignite inflation. Later, Fed Chairman Alan Greenspan indicated to

Congress that there would be no rush to raise rates from their 40-year lows. He reported that inflation pressures are well contained.

  Following last year's 11 rate cuts, a few hikes would still leave rates on the low side. I don't think it would necessarily be a bad thing if the Fed were to lift rates. The Fed would not act unless it felt that the economy was stronger and the recession was over. A few modest hikes would not be a big deal. Once you start getting into boosts of, say, 1 1/2% or 2%, it might be time to start worrying.

  The latest data suggest that the U.S. economy grew by 1.7% during last year's fourth quarter, while productivity surged by 5.2%. These numbers are still going to be revised. If these numbers are real, they are very favorable. It means that you can get solid growth in the economy without inflation. Most likely, the recession was over at the end of the third quarter or during the fourth quarter. I think the first-quarter figures are likely to be a lot stronger when they come out.

  There are many other indications that the recession has ended. New factory orders in March came in at the fastest rate in 14 years. The Institute for Supply Management reported that its factory index rose to 55.6 in March from
54.7 in February. The Fed said that industrial production jumped 0.7% in March, the largest increase since May 2000. Also, the Conference Board reported that its index of consumer confidence rallied to 110.2 in March, its highest level since August.

  I think the economy will also benefit in the short run by increased military spending. Congress has authorized $17.5 billion for emergency war costs, and President Bush has proposed increasing the military budget by $48 billion next year and $120 billion over five years. This will result in a federal budget deficit.

  People have the wrong idea about budget surpluses and deficits. They view deficits as something horrible and surpluses as something good. It is not that simple. When the government runs a surplus, it puts a drag on the economy, as it did during the last couple of years. Under these conditions, we would be better off cutting taxes and giving the money back to the people.

  I certainly am not suggesting that we should always run a deficit. But, we are going to see deficits during recessions when incomes, earnings, and tax receipts are down. That is the time the government should try to spend a bit more to combat the recession. It can cut back the spending when the economy is strong. Eventually, if the economy gets too strong, increased government spending can lead to inflation and Fed hikes, and then you have problems.

  After a span of low profits, the companies in the S&P 500 Index are projected to report earnings of $11.23 per share for the first quarter, up nearly 7% from the fourth quarter but off nearly 9% from the final quarter of last year. I have no idea whether these figures will be met, but earnings have been depressed. Historically, when we come out of a recession, earnings tend to skyrocket. It is possible that this may not happen in the capital spending area because of so much oversupply. However, I expect that a lot of industries will see earnings recover. If not, we are in trouble, and I would get more bearish.

  With sales outpacing redemptions for the fifth consecutive month, investors added $4.69 billion to stock mutual funds in February. That's what I like to see--a moderate amount of money coming into mutual funds. Historically, the huge amounts of inflows have come near market tops. That's when people get as exuberant as they did during the first quarter of 2000. Conversely, when people panic and dump their mutual funds, you are usually near a bottom. That's what happened last September. We are now way past that market bottom. What I would like to see is a slow and steady stream of money coming into the funds. We could be in that territory now, and I hope it continues.

  I am also pleased to see the decline in margin debt, which fell to $147.03 billion in February, a drop of 2.3% from the end of the fourth quarter. Since the peak two years ago, when we had a speculative mania in technology, margin debt has fallen approximately by half, which is good. Relative to market capitalization, it is still on the high side. Relative to credit balances, which represent cash in brokerage accounts, margin debt is very low. There is more free cash in brokerage accounts than there is debt. We have only seen that situation twice before--at the market bottoms in 1990-91 and 1987. With a lot of the debt eliminated and a lot of cash in brokerage houses, there is fuel to keep the market going. What you don't want to see is a lot of debt.

  Another trend to watch is the number of new issues. Newly public companies raised $10.2 billion in equity capital in the first quarter, up $7.1 billion from the first quarter of last year. The figure for the first quarter of 2000 was $17.8 billion. The current moderate numbers are not bad. What you don't want to see is what happened a few years ago when several new issues were coming out daily, and the totals were huge. New issues eat up cash and take money out of the market, so you don't want too many of them.

  In addition to the above straightforward new issues, there have been a lot of convertible issues. This is a problem because they generally are sold by not-so-solid companies that are having a hard time getting financing. They are able to sell convertibles because people hedge them away by shorting the common stock. There have been a lot of pseudo-equity offerings. If you add them to the overall total, I am sort of concerned, but I don't think we are at a danger level yet.

  Another market factor is the number of U.S. mergers and acquisitions. This volume dropped by more than half to $88.9 billion in the first quarter from $194.1 billion in the first quarter of 2001. I like to look at all these figures together--the initial public offerings, the convertibles, and the takeovers of other companies for cash. When mergers are just share for share, they have no effect on supply and demand. Cash takeovers are positive for the market because they shrink the number of shares and make cash available for the market. It is not great that these transactions are slowing down. I wish we had more cash takeovers.

  Summing up, my monetary model is about neutral. Money supply growth has slowed after having been very strong, but interest rates and inflation still aren't bad. The sentiment area has actually improved in the past few weeks and is at a high positive level. My overall model is consistent with somewhat above-average returns for the market. However, I am not looking for a gangbuster market. I don't have a crystal ball, but if you held a gun to my head, I'd say the market could go up about 10% in the next nine to 12 months. Right now, I am moderately bullish, but if my indicators worsen, we'll cut back. If the indicators improve, we'll increase our exposure.


                             PORTFOLIO COMPOSITION

  In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency Obligations. The portfolio's average duration (a measure of sensitivity to interest rates) was 2.2 years on March 31, 2002. This compares with 3.5 years at year-end. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

  Our leading industry groups on March 31, 2002, included technology, financial services, health care, manufacturing, retailing, and energy. With the exception of manufacturing, all of the above groups appeared in our year-end listing. During the quarter, we cut back our holdings in technology, health care, retailing, and telecommunications. We maintained our positions in financial services and energy and added to our manufacturing stocks.

  Some of our largest individual holdings include Microsoft, Citigroup, General Electric, Pfizer, Wal-Mart, Bank of America, Intel, Pepsi, and Wells Fargo. In the above grouping, we added to our positions in Pepsi and Wells Fargo.


                Sincerely,

                /s/ Martin E. Zweig, Ph.D.
                Martin E. Zweig, Ph.D.
                Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                                 March 31, 2002
                                  (Unaudited)

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Common Stocks                                   34.21%
Aerospace & Air Transport                        0.67%
  Raytheon Co. .......................................   32,000    $  1,313,600
  United Technologies Corp. ..........................   35,100       2,604,420
                                                                   ------------
                                                                      3,918,020
                                                                   ------------
Autos-Auto Parts                                 0.33%
  General Motors Corp. ...............................   32,000       1,934,400
                                                                   ------------
Building & Forest Products                       0.43%
  International Paper Co. ............................   33,300       1,432,233
  Smurfit-Stone Container Corp. ......................   64,000(a)    1,096,960
                                                                   ------------
                                                                      2,529,193
                                                                   ------------
Chemicals                                        0.44%
  Dow Chemical Co.....................................   31,900       1,043,768
  E. I. du Pont de Nemours & Co. .....................   32,000       1,508,800
                                                                   ------------
                                                                      2,552,568
                                                                   ------------
Commercial Services                              1.28%
  Cendant Corp. ......................................   96,000(a)    1,843,200
  FedEx Corp. ........................................   16,000(a)      929,600
  First Data Corp. ...................................   23,700       2,067,825
  Omnicom Group, Inc. ................................   20,100       1,897,440
  Sabre Holdings Corp. ...............................   16,000(a)      747,360
                                                                   ------------
                                                                      7,485,425
                                                                   ------------
Consumer Products & Services                     1.93%
  Anheuser-Busch Cos., Inc. ..........................   32,000       1,670,400
  Colgate-Palmolive Co. ..............................   24,000       1,371,600
  Kimberly-Clark Corp. ...............................   32,000       2,068,800
  PepsiCo, Inc. ......................................   63,800       3,285,700
  Procter & Gamble Co. ...............................   32,000       2,882,880
                                                                   ------------
                                                                     11,279,380
                                                                   ------------
Finance -- Financial Services                    5.71%
  Allstate Corp. .....................................   32,000       1,208,640
  American International Group, Inc. .................   43,100       3,109,234
  Bank of America Corp. ..............................   59,000       4,013,180
  Capital One Financial Corp. ........................   40,000       2,554,000
  Citigroup, Inc. ....................................  133,800       6,625,776
  Fannie Mae..........................................   31,900       2,548,172

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Finance -- Financial Services (continued)
  Freddie Mac.........................................   31,800    $  2,015,166
  Lehman Brothers Holdings, Inc. .....................   35,200       2,275,328
  MBNA Corp. .........................................   24,000         925,680
  Merrill Lynch & Co., Inc. ..........................   35,200       1,949,376
  Morgan Stanley Dean Witter & Co. ...................   51,300       2,940,003
  Travelers Property Casualty Corp., Class A..........    3,200(a)       64,000
  Wells Fargo & Co. ..................................   64,000       3,161,600
                                                                   ------------
                                                                     33,390,155
                                                                   ------------
Food, Beverages, Tobacco                         0.42%
  Kraft Foods, Inc., Class A..........................   64,000       2,473,600
                                                                   ------------
Health Care                                      4.55%
  AmerisourceBergen Corp. ............................   16,000       1,092,800
  Amgen, Inc. ........................................   48,000(a)    2,864,640
  Baxter International, Inc. .........................   25,600       1,523,712
  Bristol-Myers Squibb Co. ...........................   23,900         967,711
  Cardinal Health, Inc. ..............................   16,100       1,141,329
  Eli Lilly & Co. ....................................   16,000       1,219,200
  Guidant Corp. ......................................   40,000(a)    1,732,800
  Johnson & Johnson...................................   61,900       4,020,405
  MedImmune, Inc. ....................................   15,900(a)      625,347
  Pfizer, Inc. .......................................  127,200       5,054,928
  Tenet Healthcare Corp. .............................   31,800(a)    2,131,236
  UnitedHealth Group, Inc. ...........................   32,000       2,445,440
  Wyeth...............................................   27,200       1,785,680
                                                                   ------------
                                                                     26,605,228
                                                                   ------------
Hotels                                           0.35%
  Harrah's Entertainment, Inc. .......................   16,000(a)      708,160
  Starwood Hotels & Resorts Worldwide, Inc. ..........   35,200       1,323,872
                                                                   ------------
                                                                      2,032,032
                                                                   ------------
Manufacturing                                    2.46%
  Caterpillar, Inc. ..................................   48,000       2,728,800
  General Electric Co. ...............................  158,300       5,928,335
  Pitney Bowes, Inc. .................................   32,000       1,369,600
  SPX Corp. ..........................................   16,200       2,293,596
  Tyco International Ltd. ............................   63,600       2,055,552
                                                                   ------------
                                                                     14,375,883
                                                                   ------------
Media                                            2.08%
  AOL Time Warner, Inc. ..............................   79,900(a)    1,889,635
  Clear Channel Communications, Inc. .................   32,000(a)    1,645,120
  Comcast Corp., Class A..............................   46,700(a)    1,485,060
  Gannett Co., Inc. ..................................   16,000       1,217,600

                                                       Number of
                                                        Shares        Value
                                                       ---------   ------------
Media (continued)
  General Motors Corp., Class H.......................   65,000    $  1,069,250
  McGraw-Hill Cos., Inc. .............................   32,300       2,204,475
  New York Times Co., Class A.........................   31,800       1,521,948
  Walt Disney Co. ....................................   48,000       1,107,840
                                                                   ------------
                                                                     12,140,928
                                                                   ------------
Metals Nonferrous                                0.21%
  Alcoa, Inc. ........................................   31,900       1,203,906
                                                                   ------------
Oil & Oil -- Gas Drilling                        2.15%
  Anadarko Petroleum Corp. ...........................   38,400       2,167,296
  Ashland, Inc. ......................................   32,000       1,456,320
  ChevronTexaco Corp. ................................   16,100       1,453,347
  Exxon Mobil Corp. ..................................   71,700       3,142,611
  Marathon Oil Corp. .................................   31,800         915,840
  Phillips Petroleum Co. .............................   38,400       2,411,520
  Talisman Energy, Inc. ..............................   24,000       1,001,760
                                                                   ------------
                                                                     12,548,694
                                                                   ------------
Restaurants                                      0.30%
  McDonald's Corp. ...................................   32,000         888,000
  Wendy's International, Inc. ........................   24,000         839,520
                                                                   ------------
                                                                      1,727,520
                                                                   ------------
Retailing                                        2.16%
  Circuit City Stores -- Circuit City Group...........   48,000         865,920
  Home Depot, Inc. ...................................   46,100       2,240,921
  Jones Apparel Group, Inc. ..........................   24,000(a)      838,800
  Lowe's Cos., Inc. ..................................   25,700       1,117,693
  Sears, Roebuck & Co. ...............................   22,400       1,148,448
  Staples, Inc. ......................................   32,000(a)      639,040
  Target Corp. .......................................   22,400         965,888
  Wal-Mart Stores, Inc. ..............................   78,900       4,835,781
                                                                   ------------
                                                                     12,652,491
                                                                   ------------
Technology                                       6.44%
  ADC Telecommunications, Inc. .......................   57,500(a)      234,025
  Amdocs Ltd. ........................................   24,000(a)      639,600
  Analog Devices, Inc. ...............................   16,000(a)      720,640
  Applied Materials, Inc. ............................   30,100(a)    1,633,527
  Celestica, Inc. ....................................   32,000(a)    1,160,320
  Cisco Systems, Inc. ................................  172,900(a)    2,927,197
  Corning, Inc. ......................................   17,000(a)      129,540
  Dell Computer Corp. ................................   79,300       2,070,523
  EMC Corp. ..........................................   86,800(a)    1,034,656
  Intel Corp. ........................................  126,500       3,846,865

                                                         Number of
                                                          Shares          Value
                                                        -----------    ------------
Technology (continued)
  JDS Uniphase Corp. ..................................      17,000(a) $    100,130
  Lucent Technologies, Inc. ...........................      62,800(a)      297,044
  Micron Technology, Inc. .............................      32,000(a)    1,052,800
  Microsoft Corp. .....................................     127,500(a)    7,689,525
  Motorola, Inc. ......................................      32,200         457,240
  Nokia Corp., ADR.....................................      47,700         989,298
  Nortel Networks Corp. ...............................      65,000(a)      291,850
  Oracle Corp. ........................................     137,100(a)    1,754,880
  QUALCOMM, Inc. ......................................      15,900(a)      598,476
  Siebel Systems, Inc. ................................      47,800(a)    1,558,758
  Sun Microsystems, Inc. ..............................      98,000(a)      864,360
  Technology Select Sector SPDR........................     160,000       3,467,200
  Texas Instruments, Inc. .............................      64,000       2,118,400
  VeriSign, Inc. ......................................      16,000(a)      432,000
  VERITAS Software Corp. ..............................      32,000(a)    1,402,560
  Yahoo!, Inc..........................................       8,800(a)      162,536
                                                                       ------------
                                                                         37,633,950
                                                                       ------------
Telecommunications                                1.40%
  AT&T Corp. ..........................................     103,400       1,623,380
  BellSouth Corp.......................................      64,000       2,359,040
  SBC Communications, Inc..............................      63,900       2,392,416
  Verizon Communications, Inc..........................      28,700       1,310,155
  WorldCom, Inc. -- WorldCom Group.....................      73,950(a)      498,423
                                                                       ------------
                                                                          8,183,414
                                                                       ------------
Utilities -- Electric & Gas                       0.90%
  Dominion Resources, Inc..............................      19,200       1,251,072
  Duke Energy Corp.....................................      22,400         846,720
  El Paso Corp.........................................      32,000       1,408,960
  TXU Corp. ...........................................      32,000       1,744,320
                                                                       ------------
                                                                          5,251,072
                                                                       ------------
    Total Common Stocks................................                 199,917,859
                                                                       ------------
                                                         Principal
                                                          Amount
                                                        -----------
United States Government and Agency Obligations  33.54%
  FHLMC, 6.875%, 1/15/05............................... $70,500,000      74,994,586
  FHLMC, 5.125%, 10/15/08..............................  38,100,000      37,029,733
  FHLMC, 7.00%, 3/15/10................................  42,000,000      44,904,258
  United States Treasury Notes, 6.00%, 8/15/09.........  21,900,000      22,793,126
  United States Treasury Bonds, 10.75%, 5/15/03........  15,000,000      16,296,690
                                                                       ------------
    Total United States Government and Agency
     Obligations.......................................                 196,018,393
                                                                       ------------

                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------
Short-Term Investments                          31.77%
  Anheuser-Busch Cos., Inc., 1.78%, 4/01/02........... $12,700,000 $ 12,700,000
  Avery Dennison, 1.84%, 4/01/02......................  25,000,000   25,000,000
  Bristol-Myers Squibb Co., 1.78%, 4/04/02............  24,000,000   23,996,440
  Goldman Sachs & Co., 1.80%, 4/04/02.................  25,000,000   24,996,250
  Honeywell International, Inc., 1.85%, 4/01/02.......  20,000,000   20,000,000
  Principal Financial, 1.82%, 4/05/02.................  29,000,000   28,994,136
  UBS Financial Corp., 1.85%, 4/01/02.................  25,000,000   25,000,000
  USA Education, 1.82%, 4/02/02.......................  25,000,000   24,998,736
                                                                   ------------
    Total Short-Term Investments..................................  185,685,562
                                                                   ------------
    Total Investments -- 99.52%...................................  581,621,814
    Cash and Other Assets Less Liabilities -- 0.48%...............    2,798,681
                                                                   ------------
    Net Assets (Equivalent to $6.42 per share based on 91,099,348 shares of capital stock outstanding) -- 100%................. $584,420,495
                                                                   ============

--------
(a) Non-income producing security.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS
                                March 31, 2002
                                  (Unaudited)

                                                              Net Asset Value
                                       Total Net Assets          per share
                                   -------------------------  ----------------
Beginning of period: December 31,
 2001.............................              $601,654,941           $  6.63
  Net investment income........... $ 3,247,362                $  0.04
  Net realized and unrealized loss
   on investments.................  (7,888,246)                 (0.09)
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................. (14,903,496)                 (0.16)
  Net asset value of shares issued
   to shareholders in reinvestment
   of dividends resulting in
   issuance of common stock.......   2,309,934                    --
                                   -----------                -------
  Net decrease in net assets/net
   asset value....................               (17,234,446)            (0.21)
                                                ------------           -------
End of period: March 31, 2002.....              $584,420,495           $  6.42
                                                ============           =======

-------------------------------------------------------------------------------
                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1376                                                              3206-1Q-02

                                QUARTERLY REPORT
                                  [LOGO] Zweig
                       The Zweig Total Return Fund, Inc.
                                 March 31, 2002
                       [LOGO] PHOENIX INVESTMENT PARTNERS